Exhibit 99.1

Simulations Plus, Inc.
NASDAQ: SLP
Third Quarter Fiscal Year 2009
Conference Call
July 16, 2009

Introduction and Welcome
• Introduction and Welcome
• Agenda
 – Third Quarter FY 2009 (3QFY09)
  Financial Summary
 – Progress in Business Units
 – Strategy Going Forward
 – Questions and Answers

 With the exception of historical information, the matters discussed in this presentation are forward looking statements that involve a number of risks and uncertainties. The actual results of the Company could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to: continuing demand for the Company’s products; competitive factors; the
 Company’s ability to finance future growth; the Company’s ability to produce and market new products in a timely fashion; the Company’s ability to continue to attract and retain skilled personnel; the Company’s ability to identify, evaluate, and close suitable acquisitions; and the
 Company’s ability to sustain or improve current levels of productivity.
 Further information on the Company’s risk factors is contained in the
 Company’s quarterly and annual reports and filed with the Securities and Exchange Commission.
Safe Harbor Statement Under the
Private Securities Litigation Reform Act
of 1995

3QFY09 (3 months) Financial Summary
• Gross revenues = $2.713 MM (down 8.6% from 3QFY08)
 – Pharmaceutical software and services = $1.985 MM (up 0.5% from $1.975 MM in 3QFY08)
 – Words+ subsidiary = $728,000 (down 26.7% from $994,000 3QFY08)
• SG&A = $989,000 (up 5.0% from $942,000 in 3QFY08)
 – Increased spending for marketing and sales (trade shows, travel, etc.) is major factor
• R&D Expense = $334,000 (up 50.4% from $222,000 from 3QFY08)
 – Greater time on funded collaborations (4 at present), less capitalized software development
• Income Before Income Taxes = $888,000 (down 25.3% from $1,188,000 in 3QFY08)
 – Increased investments in marketing and sales, R&D costs, and less gross profit.
 – ~$90,000 greater write-off of old Words+ invoices - conservative estimate - still working on them. Additional funding staff & special software have improved short-term collections.
• Net Income = $569,000 (down 24.4% from $753,000 in 3QFY08)
 – ~$40,000 increase in income taxes
• EPS = $0.03/FD share (down $0.01 from $0.04/FD share in 3QFY08)
 – Growth and profitability continue in spite of global economic crisis
• Cash = $7.373 MM (up $1.387 MM or 23.2% from $5.986 MM in 3QFY08)
 – Cash increases even with share repurchase program
• Shareholders’ Equity = $10.936 MM (up 12.9% from $9.960 MM in 3QFY08)

3QFY09 (9 months) Financial Summary
• Gross revenues = $7.303 MM (up 2.4% from 9 months FY08)
 – Pharmaceutical software and services = $0.231 MM (up 4.7% from $4.963 MM in 9 months
 FY08)
 – Words+ subsidiary = $2.110 MM (down 2.7% from $2.169 MM in 9 months FY08)
• SG&A = $2.929 MM (up 8.3% from $2.705 MM in 9 months FY08)
 – Increased spending for marketing and sales (trade shows, travel, etc.) is major factor
• R&D Expense = $996,000 (up 42.2% from $700,000 in 9 months FY08)
 – Greater time on funded collaborations (4 at present), less capitalized software development
• Income Before Income Taxes = $1.900 MM (down 17.2% from $2.295 MM in 9 months FY08)
 – Increased investments in marketing and sales, R&D costs, and less gross profit.
 – ~$220,000 greater write-off of old Words+ invoices - conservative estimate - still working on them. Additional funding staff & special software have improved short-term collections.
• Net Income = $1.249 MM (down 20.0% from $1.561 MM in 9 months FY08)
 – Slightly higher estimated tax provision rate (34.3% in FY09 vs. 32.2% in FY08 at the end of 9 months operation.
• EPS = $0.07/FD share (down $0.02 from $0.09/FD share in 9 months FY08)
 – Growth and profitability continue in spite of global economic crisis
• Cash = $7.373 MM (up $1.387 MM or 23.2% from $5.986 MM in 3QFY08)
 – Cash increases even with share repurchase program
• Shareholders’ Equity = $10.936 MM (up 12.9% from $9.960 MM in 3QFY08)

Share Repurchase Program
• Board of directors authorized share repurchase program for up to
 $2.5 million from October 2008 through October 2009
• During 3QFY09, 172,978 shares were bought back at average
 price of about $1.02/share. As of July 10, over 648,000 shares bought back at average price per share of about $1.14.
 – Over $1.7 MM remains authorized for additional repurchases
 – Plan is to continue repurchases - goal to buy back maximum number of shares, not to support a particular stock price
• Share repurchases are subject to Safe Harbor restrictions:
 – Number of shares that can be bought back per day in non-block trades is
 25% of average daily trading volume for previous 4 weeks
 – Block trades require approximately 40,000 shares per block
 – Cannot have block and non-block purchases on the same day
 – Can only purchase on an up-tick, etc.
 – Cannot have repurchases when insiders are trading
• Plan is to continue repurchase for the foreseeable future

Progress - 1
• ADMET Predictor™
 – Program was divided into modules with the last release
 • Requested by a number of smaller potential customers to reduce costs -
 appears to be a successful pricing strategy
 – New Dose Optimization Module determines dose amount needed for different new molecules based on mini-GastroPlus simulation
 – New toxicity models: five new liver toxicity models
 – New metabolism models: seven new enzymes included
 – Powerful expanded graphics capability allows users to “see” in up to 8 dimensions using X, Y, Z, size, color, shape, texture, and label for each data point. Sliders can filter the data in any of hundreds of molecular descriptors and other properties.
 – Version 4.0 has just been finalized with all new retrained models, additional toxicity models, and user convenience features - expect formal release next week.
 – Awarded $525,000 SBIR Phase II: work began in 4th quarter - no revenues were recognized in Q3

ADMET_Predictor : Chart Window
File Image Data Help
Title Page
DataTable
OLAP Filter Panel
Property Panel
Axes Z
Label
Shape
Size
Details On-Demand
Texture
Axes

simulationsplus, inc.

Miner3D™ Graphics
in ADMET Predictor 4.0

Progress - 2
• ClassPharmer™
 – Continuing to enhance ability of ClassPharmer in data mining and de
 Novo molecule design (design of new molecules)
 – Presentation at a conference in London showing the power of
 ClassPharmer combined with ADMET Predictor for the automatic generation and screening of new virtual molecules led to a number of leads, including an on-site presentation at a large pharmaceutical company in Switzerland. After the meeting, they said they are now planning a formal evaluation for this year.
 – New “scaffold hopping” capability in beta test - allows chemists to change the core (or any portion) of a molecule while maintaining other features and the bond distances between them.
 – New method to generate molecular transformations (like reactions)
 from Pair SAR results to design better molecules.

98 Literature searched comp_hERG IC50 2D ClassPharmer
File Edit View Classes Molecules Keys Models Similarity RTables PairSARs Query Reactions Batch Help
Docked Pair
Change(<Mol Activity>) Distributi
Bin counts
5
-2.6
3.6
Change(<Mol Activity>)
Ready
PAIRSAR VIEW
38
1
15

Index	Name 1	Name 2	Molecule 1	Molecule 2	Sim. Score	pIC50_M 1	pIC50_M 2	Change(pIC50_M)
4	Terfenadine	Fexofenadine			0.948	7.250	4.670	-2.580
5	Ciprofloxacin	Grepafloxacin			0.927	3.020	4.560	1.540
7	Grepafloxacin	Sparfloxacin			0.900	4.560	6.640	2.080
10	Gatifloxacin	Sparfloxacin			0.871	3.890	6.640	2.750
11	Ciprofloxacin	Sparfloxacin			0.864	3.020	6.640	3.620
31	LY-97241	Almokalant			0.709	8.800	7.330	-1.470

simulationsplus, inc.

ClassPharmer Pair SAR (“Activity Cliffs”)
for hERG Toxicity

Progress - 3
• DDDPlus™
 – Sales increasing steadily, with customers now in U.S., Europe, Japan, and
 India, including two licenses at the FDA
 – Version 3.0 released during Q3 - major update
 – Remains the only tool of its kind
• GastroPlus™
 – Development of Drug-drug Interaction module progressing very well under funded collaboration - initial capability in beta test at Roche
 – Development of ocular delivery capability under a funded collaboration with a top 3 pharmaceutical company also progressing well - simulation is running
 – Development of a nasal-pulmonary delivery module is in early stages under funded collaboration with major pharmaceutical company
 – Consulting contracts continue to come in to assist pharmaceutical companies worldwide in analyzing preclinical and clinical data with
 GastroPlus

DDDPlus(TM): C:\Program Files\Simulations Plus, Inc\DDDPlus\DDDPlusDemo.mdb
File Database Simulation Setup Tools Modules Help
Formulation
Experimental Setup
Simulation
Hydrocortisone Coarse Powder
Apparatus Type:
USP Paddle
Experimental Parameters
Instrument Speed (RPM): 75
Medium Volume (mL): 900
Medium Viscosity (g/(cm*s)): 0.007
Medium pH: 7
Fluid Velocity (cm/s): 7.504
Medium Type: Water
Experiment Phase
Medium Composition

Select Curves
Refresh Curves
Hydrocortisone Percent Dissolved
Particle Size Distribution
pH vs. Time
Hydrocortisone Coarse Powder
Percent Dissolved (%)
Time (min)

simulationsplus, inc.

Simulates laboratory dissolution experiments
DDDPlus 3.0

Ciliary Muscle
Ciliary Body
Aqueous Humor
Cornea
Lens
Pupil
Iris
Canals of Schlemm
Conjunctiva
Orbital Muscles
Zonules
Visual Axis
Lens Sack
Vitreous Humor
Sclera
Retina
Choroid
Fovea
Macula
Optic Disk
Optic Nerve
Retinal Blood Vessels

simulationsplus, inc.

GastroPlus Ocular Delivery - Funded
Collaboration

Bronchi, Bronchial Tree, and Lungs
Larynx
Pulmonary vein
Pulmonary artery
Primary bronchi
Trachea
Secondary bronchi
Tertiary bronchi
Bronchioles
Cardiac notch
Alveolar duct
Alveoli

simulationsplus, inc.

GastroPlus Pulmonary Delivery

Progress - 4
• Words+ subsidiary
 – General economy appears to be affecting this business -
 many states are struggling, and a large percentage of our
 sales come from 3rd-party sources (Medicaid, Medicare,
 schools, state vocational rehabilitation programs, etc.)
 – New Conversa™ communication device selling well
 – Full-time national sales manager working to improve
 marketing and sales activities and dealer relationships
 – Two new employee sales reps added in California

Miscellaneous
• Potential acquisition we were working on for a number of months did not go through - seller decided to go with another buyer. No news if that deal has been concluded. Potential remains to acquire software part of the business if the new buyer is not interested in it.
• Due diligence initiated on two new acquisition possibilities for the pharmaceutical side of the business.
• Director of Business Development hired and has hit the ground running!
• Two new hires will be starting in August and September. Both recent Ph.D.
 graduates with excellent related backgrounds.
• Advertising for additional scientists to enhance our Life Sciences team. Study contract requests are coming in at a significantly faster pace. Customers range from small to mid-size companies all the way to top 5 pharmaceutical companies.

Strategy Going Forward
• Continue to expand product line and services
 – Pharmaceutical software and services
 • Expand Life Sciences team by several scientists
 – For new product development as identified in corporate strategic planning
 – To increase capacity to conduct consulting studies and funded collaborations
 • Seek and complete strategic acquisitions
 – Goal is to add both new products & services as well as additional scientific staff
 • Examine additional SBIR opportunities
 – Words+ subsidiary
 • Continue product improvements and more aggressive marketing and sales
 • Added staff to process prior authorizations and accounts receivable more quickly -
 collecting old receivables from state Medicaid agencies
 • Look for SBIR funding opportunities that fit our expertise
• Continue our expanded marketing and sales activities - increasing number of conferences and meetings worldwide - lead list is growing
 – China appears to be significant potential market for pharmaceutical business
 – Environmental toxicology area outside of the pharmaceutical industry appears also be large potential new market

Summary
• Simulations Plus financial strength continues
 – Excellent cash position that continues to grow
 – No debt
 – Share repurchase is gradually reducing number of shares outstanding without major impact to cash position
• Decent third quarter - not outstanding, but in this economy, healthy
 – Pharmaceutical software and services revenues up slightly from 3QFY08 in spite of one large order ($124,000) slipping into the 4th quarter by a few days
• Focus on maintaining best-in-class position in product quality and superior customer service
• Acquisitions in the works (although there can be no assurance that any will be completed).
• Slides available by e-mail on request through info@simulations-plus.com

Impact Of Economic Environment
• Budgets
 • Greater Tightening of R&D Budgets
 • Diminished Spending On Conference and Symposium Attendance By Prospect Organizations
• Spending
 • Greater Justification Required For Any Type Of Spending
 • Organizations implementing Spending Increase Caps Of 4-7%
• Approvals
 • Greater Number Of Management Layers Required To Approve Spending
 • Authorization Approval Limits Are Being Lowered
• Decision Making
 • Greater Amount Of Time Taken To Make Spending Decisions
 • Purchasing Department Buyers Involved In Smaller And Smaller Sales
• Software Usage Audits
 • Lengthy Audits Being Required To Justify License Renewal Purchases
• Making Due With What We Have
 • Mindset Is Slowing License Expansions In Some Organizations
• Personnel Changes
 • Heavy Layoffs Of Power Users In Customer Organizations Negatively Impacts License
 Renewals
• Mergers/Acquisitions
 • Stalls Software Purchases Due To Uncertainty Of The Needs Of The New Organization

Questions?